EXHIBIT 24


                            POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and/or directors of JMB Realty Corporation, the corporate general partner of Carlyle Income Plus, L.P. - II, does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers or directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1998 and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 29th day of January, 1999.


                                     _______________________
                                     Neil G. Bluhm
                                     President and Director


                                     _______________________
                                     Judd D. Malkin
                                     Chairman and  Chief Financial Officer


                                     _______________________
                                     A. Lee Sacks
                                     Director of General Partner


                                     _______________________
                                     Stuart C. Nathan
                                     Executive Vice President
                                     Director of General Partner


    The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers and/or directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1998 and any and all amendments thereto, the 29th day of January, 1999.



                                  _______________________________
                                        Gary Nickele


                                  _______________________________
                                        Gailen J. Hull



                                   _______________________________
                                          Dennis M. Quinn



                                                                  EXHIBIT 24


                            POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the corporate general partner of Carlyle Income Plus, L.P
- II, does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1998 and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 29th day of January, 1999.



                        _____________________________________
                                H. Rigel Barber
                              Chief Executive Officer


                        _____________________________________
                                Glenn E. Emig
                          Chief Operating Officer


        The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1998 and any and all amendments thereto, the 29th day of January, 1999.


                       _____________________________________
                               Gary Nickele



                        _____________________________________
                             Gailen J. Hull

                        _____________________________________
                            Dennis M. Quinn

EXHIBIT 27